SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 26, 2021

WALGREENS BOOTS ALLIANCE, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-36759	47-1758322
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

108 Wilmot Road, Deerfield, Illinois	60015
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (847) 315-2500

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	WBA	The Nasdaq Stock Market LLC
3.600% Walgreens Boots Alliance, Inc. notes due 2025	WBA25	The Nasdaq Stock Market LLC
2.125% Walgreens Boots Alliance, Inc. notes due 2026	WBA26	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Appointment of Rosalind G. Brewer as Chief Executive Officer

On January 26, 2021, Walgreens Boots Alliance, Inc. (the “Company”) announced that the Company’s board of directors (the “Board”) appointed Rosalind Gates Brewer as Chief Executive Officer (“CEO”) of the Company, effective as of March 15, 2021 (the “Effective Date”). Ms. Brewer was also appointed as a member of the Board, effective as of the Effective Date.

Ms. Brewer, 58, will join the Company from Starbucks Corporation (“Starbucks”), where she served as Group President, Americas and Chief Operating Officer since October 2017 and as a director since March 2017. Prior to joining Starbucks, Ms. Brewer served as President and Chief Executive Officer of Sam’s Club, a membership-only retail warehouse club and a division of Walmart Inc. (“Walmart”), a multinational retail corporation, from February 2012 to February 2017. From 2006 to 2012, Ms. Brewer served in a number of roles at Walmart, from Regional General Manager, Georgia Operations to Executive Vice President and President of Walmart’s East Business Unit. Ms. Brewer was President of the Global Nonwovens Division for Kimberly-Clark Corporation (“Kimberly-Clark”), a global health and hygiene products company, from 2004 to 2006 and held various management positions at Kimberly-Clark from 1984 to 2006.

Ms. Brewer serves as Chair of the Board of Trustees for Spelman College and as a member of the board of directors of Amazon.com, Inc. (“Amazon”). Ms. Brewer also formerly served on the board of directors of the Lockheed Martin Corporation and Molson Coors Brewing Company. Ms. Brewer will resign from the boards of Starbucks and Amazon prior to the Effective Date.

In connection with her appointment as CEO, the Company entered into an offer letter with Ms. Brewer (the “Offer Letter”) setting forth the terms of her employment and compensation. The letter has no specified term and her employment with Company will be on an at-will basis. Pursuant to the Offer Letter, Ms. Brewer will be entitled to an initial annualized base salary of $1,500,000 and will be eligible for an annual bonus with a target payout of 200% of eligible earnings under the Company’s corporate bonus program. Ms. Brewer will also be eligible for long-term incentives under the terms and conditions of the WBA 2021 Omnibus Incentive Plan in the form of stock options, restricted stock units and performance shares with a combined target award equal in economic value to $11,000,000 annually. Ms. Brewer will receive a one-time sign-on/retention bonus of $4,500,000, which is subject to repayment if Ms. Brewer voluntarily leaves the Company without “good reason” or she is involuntarily terminated for “cause” within the two (2) year period immediately following the payment date. In addition, Ms. Brewer will receive a one-time long-term incentive award with a total economic value of $20,200,000, divided equally between performance shares and restricted stock units. The restricted stock units will vest in three equal installments on each of the first, second and third anniversaries of the date of grant. The performance shares will vest at the end of the three-year performance period of fiscal 2021 through fiscal 2023. Ms. Brewer will also be covered by the Company’s Executive Severance and Change in Control Plan (as amended and restated effective August 6, 2019), a copy of which is filed as Exhibit 10.47 to the Company’s Annual Report on Form 10-K for the fiscal year ended August 31, 2019 filed with the Securities and Exchange Commission on October 28, 2019 and which is incorporated herein by reference. Ms. Brewer will also be entitled to relocation benefits and personal use of the Company’s corporate aircraft up to a maximum of 50 hours per year. As a condition to her employment as CEO, Ms. Brewer will enter into a non-competition, non-solicitation and confidentiality agreement with the Company.

The foregoing description of Ms. Brewer’s Offer Letter and compensation arrangements does not purport to be complete and is qualified in its entirety by reference to the Offer Letter which is attached as Exhibit 10.1 to this report and incorporated by reference herein.

Ms. Brewer has no family relationships with any director or executive officer of the Company, and there are no arrangements or understandings with any person pursuant to which she was selected as an officer of the Company. In addition, there have been no transactions directly or indirectly involving Ms. Brewer that would be required to be disclosed pursuant to Item 404(a) of Regulation S-K under the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

Appointment of Stefano Pessina as Executive Chairman

Ms. Brewer will succeed Stefano Pessina, the current Executive Vice Chairman and CEO of the Company. As previously announced, Mr. Pessina will continue as a member of the Board and will become Executive Chairman as of the Effective Date. On the Effective Date, James A. Skinner, the Company’s current Executive Chairman, will step down from that role and continue as a member of the Board.

Item 7.01.	Regulation FD Disclosure.

On January 26, 2021, the Company issued a press release announcing the appointment of Ms. Brewer as Chief Executive Officer and member of the Board, a copy of which is furnished as Exhibit 99.1 hereto and incorporated in this Item 7.01 by reference.

The information in this Item 7.01 and Exhibit 99.1 shall not be deemed “filed” for purposes of Section 18 of the Exchange Act or otherwise subject to the liabilities of that section. This information shall not be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, expect as shall be expressly set forth by specific reference to such disclosure in this Form 8-K in such a filing.

Item 9.01.	Financial Statements and Exhibits.

(d)    Exhibits

Exhibit	Description

10.1	Offer Letter between Walgreens Boots Alliance, Inc. and Rosalind G. Brewer dated January 26, 2021

99.1	Press Release issued by Walgreens Boots Alliance, Inc. on January 26, 2021

104	Cover Page Interactive Data File (formatted as inline XBRL)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WALGREENS BOOTS ALLIANCE, INC.

Date: January 29, 2021	By:	/s/ Joseph B. Amsbary, Jr.
	Title:	Vice President and Corporate Secretary